                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:
                         |_| Preliminary Proxy Statement
     |_| Confidential, for Use of the Commission Only (as permitted by Rule
                                   14a-6(e)(2)
                         |X| Definitive Proxy Statement
                       |_| Definitive Additional Materials
      |_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       LONE STAR STEAKHOUSE & SALOON, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                               |X| No Fee Required

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
                                      0-11.

     Title of each class of securities to which transaction applies:

     Aggregate number of securities to which transaction applies:

     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     Proposed maximum aggregate value transaction:

     Total fee paid:

 |_|     Fee paid previously with preliminary materials.

 |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

         Amount previously paid:

         Form, Schedule or Registration Statement No.:

         Filing Party:

         Date Filed:

                      LONE STAR STEAKHOUSE & SALOON, INC.
                                224 EAST DOUGLAS
                                   SUITE 700
                           WICHITA, KANSAS 67202-3414


                                November 5, 2004

To our Stockholders:

   You are cordially invited to attend a Special Meeting of Stockholders of Lone Star Steakhouse & Saloon, Inc. on Wednesday, December 15, 2004. The meeting will begin at 10:00 a.m. local time at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP located at 65 East 55th Street, New York, New York.

   The official Notice of Special Meeting, Proxy Statement and Proxy Card are enclosed with this letter. The Notice of the Special Meeting and Proxy Statement describe the formal business to be transacted at the Special Meeting.

   The Special Meeting of Stockholders is being held to vote upon the adoption of the proposed Lone Star Steakhouse & Saloon, Inc. 2004 Stock Option Plan. Our reasons for requesting that the stockholders vote to approve the 2004 Stock Option Plan are as follows:

     1) Our company has operated without a stock option plan for more than two years, and we believe this lack of a stock option plan has hindered our ability to retain and attract talented employees, particularly since virtually all of our competitors have existing plans.

     2) The Board believes it is imperative that we retain the valuable workforce now in the employ of our company and recruit well-qualified persons who are motivated to put forth maximum effort on our behalf and on behalf of our stockholders. The issuance of stock options will help our company achieve these objectives; and

     3) The Board of Directors and our Compensation/Stock Option Committee have devoted significant effort to examining our compensation programs. In November 2002, we engaged Hay Group, Inc., one of the five largest management consulting firms in the world, to review our compensation programs for executives and to make any recommendations it deemed appropriate. Hay Group, Inc. advised us that, due to the lack of equity incentives as a result of the expiration of the company's stock option plans, the total direct compensation of our executive officers fell below that of our competitors. Hay Group, Inc. concluded that we should implement an equity compensation plan.

   Accordingly, our Compensation/Stock Option Committee developed this plan we are putting forth for adoption by the company's shareholders. The Board of Directors believes it is of vital importance, as it will allow us to better retain and recruit the best possible personnel to ensure our future growth and success. Importantly, the proposed plan is also structured to meet or exceed today's high corporate governance standards by including, amongst others, the following provisions:

     1) Prohibition of reducing the exercise price of options granted under the plan or effecting their repricing through cancellation and re-grants of new options;

     2) Requirement that the exercise price per share for all options shall be no less than the stock price at the time of grant; and

     3)   Limitations on the grants to any one person.

   The Board of Directors strongly urges the company's stockholders to approve the proposed 2004 Stock Option Plan.

   THE VOTE OF EVERY STOCKHOLDER IS IMPORTANT. TO ENSURE PROPER REPRESENTATION OF YOUR SHARES AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE SPECIAL MEETING. This will not prevent you from voting in person but will ensure that your vote will be counted if you are unable to attend.

                                Sincerely,

                                /s/ William B. Greene, Jr.

                                William B. Greene, Jr.
                                Chairman of the Board of Directors

                      LONE STAR STEAKHOUSE & SALOON, INC.
                                224 EAST DOUGLAS
                                   SUITE 700
                           WICHITA, KANSAS 67202-3414

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 15, 2004
                            ------------------------


To the Stockholders:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of LONE STAR STEAKHOUSE & SALOON, INC., a Delaware corporation (the "Company"), will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP located at 65 East 55th Street, New York, New York 10022 on December 15, 2004 at 10 a.m. local time, for the following purposes:

          --   To approve the adoption of the Company's 2004 Stock Option
               Plan; and

          -- To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

   The Board of Directors has fixed the close of business on November 4, 2004 as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

   A complete list of our stockholders entitled to vote at the Meeting will be available for inspection at the Company's corporate office at 224 East Douglas, Suite 700, Wichita, Kansas 67202-3414, during normal business hours for ten days prior to the Meeting. Our stockholder list also will be available at the Meeting.

   IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. WE URGE YOU TO PROMPTLY SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED
ENVELOPE.

   ANY STOCKHOLDER GIVING A PROXY MAY REVOKE IT AT ANY TIME BEFORE THE PROXY IS VOTED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY, BY SUBMITTING A LATER-DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                By Order of the Board of Directors

                                /s/ Gerald T. Aaron

                                GERALD T. AARON, Secretary

Dated: November 5, 2004

   WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      LONE STAR STEAKHOUSE & SALOON, INC.
                                224 EAST DOUGLAS
                                   SUITE 700
                           WICHITA, KANSAS 67202-3414

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                               DECEMBER 15, 2004
                            ------------------------

                                  INTRODUCTION

   This Proxy Statement and the accompanying proxy are being furnished to stockholders by the Board of Directors of Lone Star Steakhouse & Saloon, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying proxy for use at a Special Meeting of Stockholders of the Company (the "Meeting") to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP on December 15, 2004 at 10 a.m., local time, or at any adjournments thereof.

   The principal executive offices of the Company are located at 224 East Douglas, Suite 700, Wichita, Kansas 67202-3414. The approximate date on which this Proxy Statement and the accompanying proxy will first be sent or given to stockholders is on or about November 5, 2004.

                       RECORD DATE AND VOTING SECURITIES

   Only stockholders of record at the close of business on November 4, 2004, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. As of the close of business on the Record Date, there were 20,384,294 outstanding shares of the Company's common stock, $.01 par value (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

                               VOTING OF PROXIES

   A stockholder may ensure that their shares are voted at the Meeting in accordance with the Board of Directors' recommendations by completing, signing, dating, and returning the enclosed proxy in the envelope provided. Submitting your proxy will not affect your right to attend the Meeting and vote in person. If the proxy is signed and returned without any direction given, shares will be voted in accordance with the recommendations of the Board of Directors as described in this Proxy Statement with respect to the Proposal. Any stockholder giving a proxy may revoke it at any time before the proxy is voted by giving written notice of revocation to the Secretary of the Company, by submitting a later-dated proxy, or by attending the Meeting and voting in person.

   The Board of Directors is soliciting votes FOR the adoption of the 2004 Stock Option Plan (the "Plan"). The Board of Directors urges you to sign, date, and return the enclosed proxy today.

   If you have any questions, or need any assistance in voting your shares, please call 888-750-5834 and the Company's proxy solicitors will be happy to help you.

   If your shares are held in "street-name", only your bank or broker can vote your shares and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct that individual to vote the proxy card as soon as possible.

                                     QUORUM

   In order to conduct any business at the Meeting, a quorum must be present in person or represented by valid proxies. A quorum consists of a majority of the shares of Common Stock issued and outstanding on the Record

Date (excluding treasury stock). All shares that are voted "FOR" or "AGAINST" on any matter will count for purposes of establishing a quorum and will be treated as shares entitled to vote at the Meeting (the "Votes Present").

                                  ABSTENTIONS

   While there is no definitive statutory or case law authority in Delaware, the Company's state of incorporation, as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both: (i) the total number of Votes Present, for the purpose of determining whether a quorum is present; and (ii) the total number of Votes Present that are cast ("Votes Cast") with respect to a matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.


                                BROKER NON-VOTES


   Shares of Common Stock held in street name that are present by proxy will be considered as Votes Present for purposes of determining whether a quorum is present. With regard to certain proposals, the holder of record of shares of Common Stock held in street name is permitted to vote as they determine, in their discretion, in the absence of direction from the beneficial holder of the shares of Common Stock.

   The term "broker non-vote" refers to shares held in street name that are not voted with respect to a particular matter, generally because the beneficial owner did not give any instructions to the broker as to how to vote such shares and the broker is not permitted under applicable rules to vote such shares in its discretion because of the subject matter of the proposal, but whose shares are present on at least one matter. The Company intends to count such shares as Votes Present for the purpose of determining whether a quorum is present. However, under the rules of the National Association of Securities Dealers, broker non-votes will not counted for any purpose in determining whether the proposal has been approved.

                          VOTES REQUIRED FOR APPROVAL

   A majority of the total votes cast at the Special Meeting by holders of Common Stock is required to adopt the Plan. A vote to "ABSTAIN" will have the same effect as a negative vote on the proposal.

                               SECURITY OWNERSHIP

   The following table sets forth information concerning ownership of the Company's Common Stock, as of the Record Date, by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, each director, each executive officer as defined in Item 402(a)(3) of Regulation S-K and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address for five percent stockholders, directors and executive officers of the Company is 224 East Douglas, Suite 700, Wichita, Kansas 67202-3414. The percentage of shares owned is based on 20,384,294 shares outstanding as of November 4, 2004.


                  Name and Address                        Shares
                 of Beneficial Owner                   Beneficially   Percentage
                --------------------                       Held        of Class
                                                       ------------   ----------
Jamie B. Coulter ..................................     3,847,782(1)     17.62%
John D. White .....................................       898,025(2)      4.25%
Gerald T. Aaron ...................................       412,707(3)      1.99%
Tomlinson D. O'Connell ............................        89,449(4)         *
Fred B. Chaney ....................................        13,334(5)         *
William B. Greene, Jr. ............................        62,034(6)         *
Clark R. Mandigo ..................................        41,334(7)         *
Mark Saltzgaber ...................................        38,701(8)         *
Thomas Lasorda ....................................        32,501(9)         *
Michael Ledeen ....................................        31,201(9)         *
Anthony Bergamo ...................................         3,086            *
Dimensional Fund Advisors Inc. ....................     1,579,000(10)     7.75%
Barclays Global Investors, NA, Barclays Global
  Fund Advisors and Barclays Capital Inc...........     1,672,299(11)     8.20%
Pioneer Global Asset Management ...................     1,318,000(12)     6.47%
Brandywine Asset Management, LLC ..................     1,165,186(13)     5.72%
NFJ Investment Group L.P. .........................     1,117,300(14)     5.48%
All directors and executive officers as a group
  (16 persons) (1-9)...............................     5,554,730(15)    23.88%

---------------
*   Less than 1%
(1) Includes presently exercisable options to purchase 1,452,389 shares of Common Stock. Does not include 177,145 shares held by Intrust Bank as Trustee of a Rabbi Trust for the Company. Under the terms of a Deferred Compensation Agreement, Mr. Coulter defers receipt of the value of his deferred compensation account until 30 days after the termination of his employment with the Company.
(2) Includes presently exercisable options to purchase 750,000 shares of Common Stock.
(3) Includes presently exercisable options to purchase 375,000 shares of Common Stock.
(4) Includes presently exercisable options to purchase 88,449 shares of Common Stock.
(5) Includes presently exercisable options to purchase 11,334 shares of Common Stock.
(6) Includes presently exercisable options to purchase 11,334 shares of Common Stock.
(7) Includes presently exercisable options to purchase 11,334 shares of Common Stock.
(8) Consists of 7,500 shares held by a Family Trust and presently exercisable options to purchase 31,201 shares of Common Stock.
(9) Includes or consists of presently exercisable options to purchase 31,201 shares of Common Stock.
(10)Based on a Schedule 13G filed in February 2004, Dimensional Fund Advisors Inc. beneficially holds 1,579,000 shares of the Company's Common Stock. The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.
(11)Based on a Schedule 13G filed in February 2004, Barclays Global Investors, N.A. beneficially holds 1,289,686 shares of the Company's Common Stock, Barclays Global Fund Advisors beneficially holds 319,413 shares of the Company's Common Stock and Barclays Capital Inc. beneficially holds 63,200 shares of the Company's Common Stock. The address of Barclays Global Investors, N.A. and Barclays Global Fund Advisors is 45 Fremont Street, San Francisco, CA 94105 and the address of Barclays Capital Inc. is 200 Park Avenue, New York, New York 10166.
(12)Based on a Schedule 13G filed in December 2001, Pioneer Global Asset Management beneficially holds 1,318,000 shares of the Company's Common Stock. The address of Pioneer Global Asset Management is Galleria San Carlo 6, 20122 Milan, Italy.
(13)Based on a Schedule 13G filed in February 2004, Brandywine Asset Management, LLC beneficially holds 1,165,186 shares of the Company's Common Stock. The address of Brandywine Asset Management LLC is Three Christina Center, Ste. 1200, 201 N. Walnut Street, Wilmington, DE 19801.
(14)Based on a Schedule 13G filed in February, 2004, NFJ Investment Group, L.P. has sole dispositive power with respect to 1,117,300 shares of the Company's Common Stock. The address of NFJ Investment Group L.P. is 2121 San Jancinto, Suite 1840, Dallas, TX 75201.
(15)Includes presently exercisable options to purchase 2,873,019 shares of Common Stock, which includes presently exercisable options to purchase 79,576 shares of Common Stock held by an executive officer, who is not specifically identified in the Security Ownership Table above. The executive officer who is not specifically identified in the Security Ownership Table also owns an additional 5,000 shares of Common Stock.

                  PROPOSAL -- APPROVAL OF THE ADOPTION OF THE
                             2004 STOCK OPTION PLAN


PURPOSE OF THE 2004 STOCK OPTION PLAN

   The Board of Directors has unanimously approved for submission to a vote of the stockholders a proposal to adopt the Plan. The reasons for requesting that the stockholders vote to approve the Plan and the purpose for adopting the Plan are as follows:

     1) Our company has operated without a stock option plan for more than two years, and we believe this lack of a stock option plan has hindered our ability to retain and attract talented employees, particularly since virtually all of our competitors have existing plans.

     2) The Board believes it is imperative that we retain the valuable workforce now in the employ of our company and recruit well-qualified persons who are motivated to put forth maximum effort on our behalf and on behalf of our stockholders. The issuance of stock options will help our company achieve these objectives; and

     3) The Board of Directors and our Compensation/Stock Option Committee have devoted significant effort to examining our compensation programs. In November 2002, we engaged Hay Group, Inc., one of the five largest management consulting firms in the world, to review our compensation programs for executives and to make any recommendations it deemed appropriate. Hay Group, Inc. advised us that, due to the lack of equity incentives as a result of the expiration of the company's stock option plans, the total direct compensation of our executive officers fell below that of our competitors. Hay Group, Inc. concluded that we should implement an equity compensation plan.

Accordingly, our Compensation/Stock Option Committee developed this plan we are putting forth for adoption by the company's shareholders. The Board of Directors believes it is of vital importance, as it will allow us to better retain and recruit the best possible personnel to ensure our future growth and success. Importantly, the proposed plan is also structured to meet or exceed today's high corporate governance standards by including, amongst others, the following provisions:

     1) Prohibition of reducing the exercise price of options granted under the plan or effecting their repricing through cancellation and re-grants of new options;

     2) Requirement that the exercise price per share for all options shall be no less than the stock price at the time of grant; and

     3)   Limitations on the grants to any one person.

The Board of Directors strongly urges the company's stockholders to approve the proposed 2004 Stock Option Plan.

   A summary of the Plan is set forth below, and its full text is attached hereto as ANNEX A. The following discussion is qualified in its entirety by reference to ANNEX A.

ADMINISTRATION OF THE PLAN

   The Plan will be administered by the Compensation/Stock Option Committee (the "Committee") consisting of three or more "Non-Employee Directors" (as such term is defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended), "Outside Directors" (as such term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended) and independent under the standards set forth in Rule 4350 of the Rules of the National Association of Securities Dealers, Inc. The Committee will have the power to determine recipients of options, to determine the terms and conditions of respective option agreements and to interpret the provisions and supervise the administration of the Plan. In making such determinations, the Committee shall take into account the nature and period of service of eligible persons, such eligible person's degree of responsibility for and contribution to the growth and success of the Company or any subsidiary, promotions potential and any other factors the Committee deems relevant.

   The Board of Directors is authorized to amend, suspend or terminate the Plan, except that it is not authorized, without stockholder approval to (i) (except with regard to adjustments resulting from changes in capitalization and dividend equivalent rights) reduce the exercise price of outstanding options or effect repricing through cancellation and re-grants of new options;
(ii) increase the number of shares issuable under the Plan; (iii) materially increase the benefits accruing to the option holders under the Plan; (iv) materially modify Plan eligibility requirements; (v) decrease the exercise price of options below 100% or the underlying stock's fair market value on the grant date or (vi) extend the term of any option beyond that provided for in
Section 6 of the Plan.

   If approved by the stockholders, unless terminated earlier by the Committee, the Plan will expire on December 15, 2014.

COMMON STOCK SUBJECT TO THE PLAN

   The Plan provides that options may be granted with respect to a total of 3,000,000 shares of Common Stock, of which 500,000 shall be available for the grants of options to non-employee directors. The maximum number of shares of Common Stock that can be subject to options granted under the Plan to any individual shall not exceed 600,000. In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, or other change in our corporate structure that affects the Common Stock, the Committee shall make an appropriate and equitable adjustment to the terms of any outstanding options such that each option holder's proportionate interest in the Company remains the same. If any options expire or terminate prior to being fully exercised, the unpurchased underlying stock shall remain available for future option grants. The current market value of the Company's Common Stock as of the close of business on November 4, 2004 was $25.01 per share.

PARTICIPATION

   Any employee, officer or director of, and any consultant or advisor to, the Company or any of its subsidiaries shall be eligible to receive stock options under the Plan. However, only employees of the Company or its subsidiaries can receive incentive stock options.

OPTION PRICE

   The exercise price of each option shall be determined by the Committee, but may not be less than 100% of the Fair Market Value (as defined in the Plan) of the underlying Common Stock on the option grant date. If an incentive stock option is granted to an employee who owns more than 10% of the total combined voting power of the Common Stock, then its exercise price may not be less than 110% of the Fair Market Value of the underlying Common Stock on the option grant date.

GRANTS TO DIRECTORS

   The current non-employee directors of the Company will receive nonqualified options to purchase 15,000 shares of Common Stock upon the effectiveness of the Plan and on an annual basis, the non-employee directors will receive non-qualified options to purchase 7,500 shares of Common Stock as long as they remain non-employee directors. In addition, the current Chairman of the Audit Committee will receive nonqualified options to purchase 2,500 shares of Common Stock upon the effectiveness of the Plan and on an annual basis, the Chairman of the Audit Committee will receive nonqualified options to purchase 2,500 shares of Common Stock as long as he remains Chairman of the Audit Committee.

   Upon the election to the Board of Directors of a new non-employee director, such director will receive the grant of nonqualified options to purchase 40,000 shares of Common Stock and upon the appointment of a new non-employee director as Chairman of the Audit Committee, such new Chairman will receive options to purchase 2,500 shares of Common Stock. In addition, any non-employee director who was initially elected or appointed to the Board of Directors after the expiration of the 1992 Directors Stock Option Plan (the "Directors Plan") will receive a grant of nonqualified options to purchase 40,000 shares of Common Stock.

TERM OF OPTIONS

   The Committee shall, in its discretion, fix the term of each option; provided, however, that the maximum term of any option shall not exceed 10 years. Moreover, incentive stock options granted to employees who own more than 10% of the total combined voting power of our capital stock shall not exceed five years. The Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment or engagement. In addition, upon a change of control of the Company, the Committee shall accelerate the vesting and exercisability of outstanding options.

RESTRICTIONS ON TRANSFER AND EXERCISE

   Generally, an option may not be transferred or assigned other than by will or the laws of descent and distribution and, during the lifetime of the option holder, may be exercised solely by him. Unless otherwise determined by the Committee at grant, the options become exercisable over the first four years of the option term, with one-fourth becoming exercisable, on the one year anniversary of the date of grant, one-fourth on the two year anniversary, one-fourth on the three year anniversary and the final one-fourth on the four year anniversary of the date of grant. In addition, any employee continuously employed by the Company or any Subsidiary for a period of five years immediately prior to their termination and terminated for any reason other than cause will be able to exercise their options for a period equal to the same term as originally granted. The Committee may impose any other conditions to exercise as it deems appropriate.

DIVIDEND EQUIVALENTS

   Simultaneously with the granting of an option the Committee may also grant dividend equivalent rights equal to the number of shares of common stock underlying the option multiplied by the per-share cash dividend or per-share market value of a non-cash dividend. This provision shall only apply to special dividends of the Company and not regular quarterly dividends of the Company.

REGISTRATION OF SHARES

   The Company will file a registration statement under the Securities Act of 1933, as amended, with respect to the common stock issuable pursuant to the Plan following stockholder approval.

RULE 16B-3 COMPLIANCE

   In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted so as to be consistent with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

TAX TREATMENT OF INCENTIVE STOCK OPTIONS

   In general, no taxable income for federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option, and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

   If, however, the option holder disposes of his option shares prior to the expiration of the required holding period, he will recognize ordinary income for federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at the date of exercise and the exercise price, or (ii) the difference between the sale price upon disposition and the exercise price. Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided that such amount constitutes an ordinary and reasonable expense of ours.

TAX TREATMENT OF NONQUALIFIED STOCK OPTIONS

   No taxable income will be recognized by an option holder upon receipt of a nonqualified stock option, and the Company will not be entitled to a tax deduction for such grant.

   Upon the exercise of a nonqualified stock option, the option holder will include in taxable income, for federal income tax purposes, the excess in value on the date of exercise of the shares acquired pursuant to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder's holding period for the shares, commencing upon the exercise of the option, and upon the subsequent appreciation or depreciation in the value of the shares.

   The Company generally will be entitled to a corresponding deduction at the time that the participant is required to include the value of the shares in his income.

WITHHOLDING OF TAX

   The Company is permitted to deduct and withhold amounts required to satisfy our withholding tax liabilities with respect to our employees.

TAX TREATMENT OF DIVIDEND EQUIVALENTS

   Unless certain provisions of H.R. 4520, the American Jobs Creation Act of 2004 (the "Act") pertaining to nonqualified deferred compensation plans are applicable, no taxable income will be recognized by an option holder upon receipt of a dividend equivalent right and the Company will not be entitled to a tax deduction upon the grant of such right.

   Upon the exercise of the stock option and receipt of cash or property with respect to the dividend equivalent right, the option holder will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with the respect to the dividend equivalent right and the Company will generally be entitled to a corresponding tax deduction.

   As indicated above, the tax treatment of dividend equivalent rights is not clear. The Act contains provisions applicable to nonqualified deferred compensation plans, which, if certain conditions are not met, could result in the immediate taxation of income and the imposition of interest and additional tax. The legislative history to the Act states that it is not intended that the term "nonqualified deferred compensation plan" apply to incentive stock options, or to nonqualified stock options with respect to employer stock with an exercise price that is not less than the fair market value of the underlying stock on the date of grant if such arrangement does not include a deferral feature other than the feature that the option holder has the right to exercise the option in the future. While there is no specific discussion of rights similar to the dividend equivalent right, it should be noted that the Secretary of the Treasury has been given authority to address issues relating to stock appreciation rights in future regulations. The Plan permits the Board to amend the Plan to conform to future Treasury regulations.

LOAN POLICY

   The Company does not provide any type of loans to the Company's executive officers or Directors to pay the exercise price of stock options held by them.

OPTION GRANTS

   Options to purchase shares of the Company's Common Stock have not yet been granted pursuant to the Plan, although it is anticipated that options will be granted in the near future. The following table sets forth the number of options currently held by each of the Company's Named Executive Officers (as hereinafter defined), all Executives as a group, Non-Executive Officers as a group and Non-Executive Officer Employees as a group.

                      OPTIONS HELD AS OF NOVEMBER 4, 2004


         Name and Position                                             Number of Options
         -----------------                                             -----------------
         Jamie B. Coulter...........................................        1,452,389
         Chief Executive Officer

         John D. White..............................................          750,000
         Chief Financial Officer, Executive Vice President
          and Treasurer

         Tomlinson D. O'Connell.....................................           88,449
         President and Chief
          Operating Officer of
          Lone Star Restaurants

         Gerald T. Aaron............................................          375,000
         Senior Vice President,
          Counsel & Secretary

         Executive Group............................................        2,745,414(1)

         Non-Executive Director Group...............................          181,200

         Non-Executive Officer Employee Group.......................          585,727


   (1) Includes the options held by Messrs. Coulter, White, O'Connell and Aaron plus one other executive officer.

   Board Recommendation

   The Board of Directors recommends that Stockholders vote for the adoption of the 2004 Stock Option Plan.

                             EXECUTIVE COMPENSATION


   The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to the chief executive officer ("CEO") and the four most highly compensated executive officers of the Company (collectively with the CEO the "Named Executive Officers") other than the CEO whose salary and bonus exceeded $100,000 with respect to the fiscal year ended December 30, 2003.


                                         Annual Compensation                                         Long Term Compensation
                                         -------------------                                    -----------------------------------
                                                                                                  Number of
                                                                                                  Securities
                                                                 Other Annual Compensation    Underlying Options       All Other
Name and Principal Position     Year     Salary     Bonus ($)               (1)                 (# of Shares)      Compensation (2)
---------------------------     ----     ------     ---------    -------------------------      -------------      ----------------
Jamie B. Coulter ............   2003    $823,558   $  145,493             $110,104(4)                 --               $ 95,318
Chief Executive Officer         2002    $750,000   $1,051,500             $109,848(4)                 --               $180,150
                                2001    $750,000   $  226,500(3)          $ 97,473(4)                 --               $ 97,650

John D. White ...............   2003    $600,000   $  158,583             $ 61,047(5)                 --               $ 74,704
Executive Vice President and    2002    $600,000   $  270,353             $ 50,522(5)                 --               $ 87,035
 Treasurer                      2001    $600,000   $  181,500(3)                --                    --               $ 78,150

Tomlinson D. O'Connell ......   2003    $347,115   $  151,500                   --                    --               $ 49,189
President and Chief             2002    $200,000   $  301,500             $ 57,785(6)                 --               $ 50,150
 Operating Officer of           2001    $200,000   $  301,500(3)                --                    --               $ 50,150
 Lone Star Restaurants

Jeff Bracken(7) .............   2003    $248,558   $   76,500                   --                    --               $ 32,025
Former Chief Operating          2002    $175,000   $  131,582                   --                    --               $ 30,658
 Officer                        2001    $175,000   $   89,000(3)                --                    --               $ 17,332

Gerald T. Aaron .............   2003    $250,000   $   66,951                   --                    --               $ 31,214
Senior Vice President,          2002    $250,000   $   80,189                   --                    --               $ 25,000
 Counsel & Secretary            2001    $250,000   $   76,500(3)                --                    --               $ 25,000

---------------
(1) As to Named Executive Officers, except as set forth herein perquisites and other personal benefits, securities or property received by each Named Executive Officer did not exceed the lesser of $50,000 or 10% of such Named Executive Officer's annual salary and bonus.
(2) Represents fifty percent matching contributions by the Company pursuant to the Company's Deferred Compensation Plan which became effective October 7, 1999.
(3) Such bonus was paid in 2002 for services performed in 2001.
(4) During the fiscal years ended December 30, 2003, December 31, 2002 and December 25, 2001, Mr. Coulter received benefits primarily relating to tax, accounting and administrative services provided by Company personnel, $87,038, $82,850 and $67,700, respectively. The balance was primarily for reimbursement for certain automobile or medical insurance premiums and expenses.
(5) During the fiscal year ended December 30, 2003 Mr. White received benefits primarily relating to personal use of the Company's airplane ($38,209). The balance was primarily for reimbursement for certain automobile or medical insurance premiums and expenses. During the fiscal year ended December 31, 2002 Mr. White received benefits primarily relating to certain medical insurance premiums and expenses ($28,909). The balance was primarily for automobile expenses or the personal use of the Company's airplane.
(6) During the fiscal year ended December 31, 2002, Mr. O'Connell received benefits primarily relating to the personal use of the Company's airplane ($54,396). The balance was primarily for certain automobile or medical insurance premiums and expenses.
(7) Resigned as Chief Operating Officer on December 30, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

   Due to the fact that the Company's 1992 Incentive and Non-Qualified Stock Option Plan (the "1992 Plan") had expired, no options were granted to the CEO or any Named Executive Officer for services rendered during the fiscal year ended December 30, 2003.

EQUITY COMPENSATION PLAN INFORMATION

   The Company previously issued options under the Directors Plan and the 1992 Plan. The ability to issue options under both plans has expired. The following table gives information about stock option awards under the plans as of November 4, 2004.


                                                                                                           Number of Securities
                                                                                                          Remaining Available for
                                         Number of Securities to be                                    Future Issuance under Equity
                                           Issued Upon Exercise of       Weighted-Average Exercise          Compensation Plans
                                            Outstanding Options,       Price of Outstanding Options,       (Excluding Securities
Plan Category                               Warrants and Rights            Warrants and Rights           Reflected in Column (a))
-------------                                        (a)                            (b)                             (c)
                                         --------------------------    -----------------------------   ----------------------------
Equity compensation plans approved by
  security holders...................             3,512,341                        $9.10                             0
Equity compensation plans not
  approved by security holders.......                     0                           --                             0
                                                  ---------                        -----                             -
 Total...............................             3,512,341                        $9.10                             0
                                                  =========                        =====                             =


OPTION EXERCISE TABLE

   The following table provides information with respect to the exercise of stock options by Named Executive Officers during the fiscal year ended December 30, 2003, and also sets forth certain information concerning unexercised options held as of December 30, 2003 by the CEO and the other Named Executive Officers. At December 30, 2003, the closing price of the Company's Common Stock, as reported by the Nasdaq National Market, was $23.11.

                         FISCAL YEAR-END OPTION VALUES


                                                                            Number of Securities
                                             Shares                        Underlying Unexercised          Number of Securities
                                            Acquired        Value          Options at December 30,        In-the-Money Options at
                                          on Exercise    Realized (1)             2003 (3)                   December 30, 2003
                                          -----------    ------------   ----------------------------    ---------------------------
Name                                                                    Exercisable    Unexercisable    Exercisable   Unexercisable
----                                                                    -----------    -------------    -----------   -------------
Jamie B. Coulter ......................     700,000       $9,107,764(2)  1,900,000          -0-         $27,818,375        -0-
John D. White .........................      25,000       $  340,476       825,000          -0-         $12,079,031        -0-
Tomlinson D. O'Connell ................          --               --        88,449          -0-         $ 1,261,980        -0-
Jeff Bracken ..........................          --               --        76,429          -0-         $ 1,104,319        -0-
Gerald T. Aaron .......................          --               --       475,000          -0-         $ 6,954,594        -0-

---------------
(1) Based on the difference between the exercise price of the options and the fair market value of a share of Common Stock at exercise, as reported on the Nasdaq National Market.
(2) Between October 2003 and December 2003, Mr. Coulter exercised options to purchase 400,000 shares resulting in a value realized of $5,444,389. In addition, in January 2003, Mr. Coulter exercised options to purchase 300,000 shares resulting in a value realized of $3,663,375. In connection with the implementation of the Lone Star Steakhouse & Saloon, Inc. Stock Option Deferred Compensation Plan, Mr. Coulter agreed to the Company's request to defer receipt of income he was entitled to receive upon the exercise of the options to purchase 300,000 shares until 30 days after the termination of his employment with the Company.
(3) Subsequent to December 30, 2003 certain Named Executive Officers have exercised stock options. (See Security Ownership Table for current options held by Named Executive Officers.)

DIRECTORS COMPENSATION

   Directors who are not employees receive an annual fee of $20,000; each Chairman of a Committee receives an additional annual fee of $5,000; each member of the Audit Committee receives an additional annual fee of $5,000; directors who are not employees also receive $1,000 for each telephonic meeting, $2,000 for each Committee Meeting attended (if no Board of Directors Meeting is being held on the same day) and $2,500 for attending Board and Committee Meetings held on the same day. In addition, the Chairman of the Board is paid a Chairman's fee of $100,000 per year. The Company revised the directors' fees as a result of the additional time and effort required from the directors to ensure that they are fulfilling their increased obligations under the Sarbanes-Oxley Act. The Company previously granted options to non-employee directors under the Directors Plan. Currently, options to purchase an aggregate of 274,800 shares of Common Stock are outstanding under the

Directors Plan at exercise prices ranging from $7.438 per share to $22.25 per share. Assuming the approval of the Plan, the Non-Employee Directors will receive options as described above under "Approval of the Adoption of the 2004 Stock Option Plan - Grants to Directors."

EMPLOYMENT AGREEMENTS

   The Company entered into separate employment agreements, with each of Messrs. White, Aaron, and O'Connell, on April 29, 2003, providing for the employment of these individuals as Executive Vice President, Senior Vice President - Counsel and Secretary and President of Lone Star Restaurants, respectively. Each employment agreement provides that the officer shall devote their entire business time to the business of the Company. The Employment Agreements provide base salaries in the amounts of $600,000, $250,000 and $350,000, respectively, for Messrs. White, Aaron and O'Connell, subject to increases as determined by the Committee and ratified by the Board of Directors. Each agreement terminates in April 2006. Additionally, each agreement contains non-competition and non-solicitation provisions which apply for twenty-four months after cessation of employment and confidentiality provisions which apply for ten years after cessation of employment. Mr. Coulter does not have an employment, non-competition, non-solicitation or confidentiality agreement with the Company.


                             STOCKHOLDER PROPOSALS


   In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than January 5, 2005.

   On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal which is not addressed in the Company's proxy statement. The amendment provides that if the Company does not receive notice of the proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year's proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

   With respect to the Company's 2005 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal, which has not been timely submitted, for inclusion in the Company's proxy statement by March 21, 2005 the Company will be permitted to use its discretionary voting authority as outlined above.


                               PROXY SOLICITATION

   The cost of soliciting proxies will be borne by the Company. The transfer agent and registrar for the Company's Common Stock, Wachovia Bank, N.A., as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. The Company has retained Innisfree M&A Incorporated for a fee not to exceed $6,500, plus reimbursement of reasonable out-of-pocket expenses to assist in the solicitation of proxies and revocations. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers, and other employees of the Company who will receive no additional compensation therefor.

   The Company requests persons such as brokers, nominees, and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy, and the Company will reimburse such persons for their reasonable expenses.

                                By Order of the Company,

                                /s/ Gerald T. Aaron

                                GERALD T. AARON
                                Secretary

Dated: Wichita, Kansas
November 5, 2004

   The Company will furnish, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended December 30, 2003 (without exhibits) as filed with the Securities and Exchange Commission to stockholders of record on the Record Date who make written request therefor to Gerald T. Aaron, Secretary, Lone Star Steakhouse & Saloon, Inc., 224 E. Douglas, Suite 700, Wichita, Kansas 67202-3414.

                                                                        ANNEX A


                       LONE STAR STEAKHOUSE & SALOON INC.

                             2004 STOCK OPTION PLAN
                             ----------------------


1. PURPOSE OF THE PLAN.

   This 2004 Stock Option Plan (the "Plan") is intended as an incentive, to retain a valuable workforce now in the employ of the Company (as hereinafter defined) and recruit in the employ and as directors, consultants and advisors to Lone Star Steakhouse & Saloon Inc. a Delaware corporation (the "Company") with its principal office at 224 East Douglas, Suite 700, Wichita, Kansas 67202 and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code") and 50% or more owned partnerships of the Company and its Subsidiaries, persons of training, experience and ability, and to attract new employees, directors, consultants and advisors whose services are considered valuable. In addition, the Plan is intended to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

   The Company intends that certain options granted under the Plan constitute incentive stock options within the meaning of Section 422 of the Code (the "Incentive Options"), while certain other options granted under the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

   The Company further intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company under the Plan be exempt from the operation of Section 16(b) of the Exchange Act. The Plan is intended to (i) satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended and (ii) comply with the rules applicable to non-qualified deferred compensation plans as set forth in
Section 409(A) of the Code to the extent such rules are applicable. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

2. ADMINISTRATION OF THE PLAN.

   The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan the Compensation/Stock Option Committee (the "Committee") consisting of three or more members of the Board who are (i) "Non-Employee Directors" within the meaning of sub paragraph (b) of Rule 16b-3, (ii) "Outside Directors" within the meaning of Section 162(m) of the Code and (iii) independent under the standards set forth in Rule 4350 of the Rules of the National Association of Securities Dealers, Inc. The fact that a member of the Committee shall fail to qualify under the provisions of the preceding sentence shall not invalidate any Option granted by the Committee that is otherwise validly granted under the Plan. The members of the Committee shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 6 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent that any Option does not qualify as an Incentive Option, it shall constitute and be considered a Nonqualified Option.

   Subject to the provisions of the Plan, the Committee shall interpret the Plan and the terms of all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any

Options. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

   In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock as hereinafter defined does not meet the requirements of the first sentence of Section 2 hereof, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company's five (5) most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted as provided herein.

   A consultant shall not be eligible for the grant of an option if, at the time of grant, a Registration Statement on Form S-8 (a "Form S-8") under the Securities Act of 1933, as amended (the "Securities Act"), is not available to register either the offer or the sale of the Company's securities to such consultant because of the nature of the services that such consultant is providing to the Company, or because the consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Registration Statement on Form S-3) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

3. DESIGNATION OF OPTIONEES.

   Except as set forth in Section 4 below relating to Option grants to Non-Employee Directors, the persons eligible for participation in the Plan as recipients of Options (the "Optionees") shall include employees, consultants and advisors to the Company or any Subsidiary and 50% or more owned partnerships of the Company and its Subsidiaries; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting recipients of Options, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider, among other criteria deemed pertinent, the office or position held by the Optionee or the Optionee's relationship to the Company, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, promotions potential and any other factors that the Committee may consider relevant. An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

4. OPTION GRANTS TO DIRECTORS.

   a. GRANTS UPON EFFECTIVENESS. Upon stockholder approval of this Plan, each Non-Employee Director of the Company on such date will receive the grant of a Nonqualified Option to purchase 15,000 shares of Stock.

   b. INITIAL GRANTS. If a Non-Employee Director is first elected or appointed to the Board after the adoption of the Plan, then on such date such Non-Employee Director shall receive the grant of a Nonqualified Option to purchase 40,000 shares of Stock. In addition, to the extent that any Non-Employee Director was elected or appointed to the Board after the termination of the 1992 Directors' Stock Option Plan and prior to stockholder approval of the Plan, then on the date of stockholder approval of this Plan, such Non-Employee Director shall receive (in addition to the Options set forth in Section 4(a) hereof) the grant of a Nonqualified Option to purchase 40,000 shares of stock.

   c. SUBSEQUENT GRANTS. Subsequent to stockholder approval of this Plan, on each first day after the end of the Company's fiscal year, all Non-Employee Directors who are serving on the Board on such dates shall receive the grant of a Nonqualified Option to purchase 7,500 shares of Stock.

   d. AUDIT COMMITTEE CHAIRMAN GRANTS. Upon stockholder approval of the Plan, the current Chairman of the Audit Committee of the Company on such date will receive the grant of a Nonqualified Option to purchase 2,500 shares of Stock. In addition, such person will receive the grant of a Nonqualified Option to purchase 2,500 shares of Stock on each first day after the end of the Company's fiscal year provided that such person continues to be Chairman of the Audit Committee on such dates. Subsequently, on the date any Non-Employee Director is appointed Chairman of the Audit Committee, and on each first day after the end of the Company's fiscal year that he remains Chairman of the Audit Committee, such Chairman shall receive the grant of a Nonqualified Option to purchase 2,500 shares of Stock.

   e. COMPLIANCE WITH RULE 16B-3. The terms for the grant of Nonqualified Options to a Non-Employee Director may only be changed if permitted under Rule 16b-3 of the Exchange Act.

5. STOCK RESERVED FOR THE PLAN.

   Subject to adjustment as provided in Section 8 hereof, a total of three million (3,000,000) shares of the Company's Common Stock, $0.01 par value per share (the "Stock"), shall be subject to the Plan, of which five hundred thousand (500,000) shall be available for the grants of Options to Non-Employee Directors as set forth in Section 4. The maximum number of shares of Stock that may be subject to options granted under the Plan to any individual shall not exceed 600,000 (subject to adjustment under Section 8 hereof) and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by the Company or any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be cancelled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

6. TERMS AND CONDITIONS OF OPTIONS.

   Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

   a. OPTION PRICE. The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. "Fair Market Value" means the closing price of publicly traded shares of Stock on the principal national securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the Nasdaq Stock Market (if the shares of Stock are regularly quoted on the Nasdaq Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 6(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

   b. OPTION TERM. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten (10) years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

   c. EXERCISABILITY. Subject to Section 6(j) hereof and unless otherwise determined by the Committee on the date of grant, Options shall be exercisable as follows: one-fourth of the aggregate shares of Stock purchasable under an Option shall be exercisable commencing one year after the date of grant, an additional one-fourth of the aggregate shares of Stock purchasable under an Option shall be exercisable commencing two years after the date of grant, an additional one-fourth of the aggregate shares of Stock purchasable under an Option shall be exercisable commencing three years after the date of grant, and the remaining one-fourth of the aggregate shares of Stock purchasable under an Option shall be exercisable commencing four years after the date of grant.

   Upon the occurrence of a "Change in Control" (as hereinafter defined), the Committee shall accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

   For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

    i. a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

    ii. the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

    iii. the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

    iv. a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

   For purposes of this Section 6(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

   d. METHOD OF EXERCISE. An option, to the extent then exercisable, may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the exercise price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) that is not the subject of any pledge or security interest, (ii) in the form of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to
(ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) the Optionee has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

   e. NON-TRANSFERABILITY OF OPTIONS. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee's immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

   f. TERMINATION BY DEATH. Except as otherwise provided in Section 6(i), unless otherwise determined by the Committee if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, any Option held by such Optionee may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

   g. TERMINATION BY REASON OF DISABILITY.  Except as otherwise provided in
Section 6(i), unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), for a period of one year after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such one year period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter. In the case of an Optionee employed under an employment agreement with the Company or any Subsidiary, the term disability as used herein shall have the meaning set forth in such employment agreement. In all other cases, the term disability shall have the meaning given it in any long-term disability plan of the Company, or if the Company maintains no such plan, such term shall mean the Optionee's inability to engage in any substantial gainful activity by reason of a physical or mental impairment that can reasonably be expected to result in death or that has lasted or can reasonably be expected to last for a continuous period of not less than 180 days; provided, that when used in connection with the exercise of an Incentive Option following termination of employment, such term shall mean a disability within the meaning of Section 22(e)(3) of the Code.

   h. OTHER TERMINATION. Except as otherwise provided in Section 6(i), unless otherwise determined by the Committee if any Optionee's employment with or service to the Company or any Subsidiary terminates for any reason other than death or disability, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment may be exercised for the lesser of three months after the date of termination or the balance of such Option's term, if the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

   i. NON-EMPLOYEE DIRECTOR OPTIONS. Notwithstanding anything else contained herein, if a Non-Employee Director's service on the Board of Directors terminates, any Options held by the Non-Employee Director may be exercised until the expiration of the stated term of such Option.

   j. FIVE YEAR EMPLOYEES. Notwithstanding anything contained in the Plan to the contrary in sections 6(f), 6(g) and 6(h), to the extent that an Optionee has been continuously employed by the Company or any Subsidiary in the five-year period immediately preceding the date of termination, then in the event of termination for any reason other than cause (as defined in Section 6 (h)) all Options held by the Optionee which are exercisable on the date of termination may be exercised by the Optionee for a period equal to the same term as originally granted (i.e., as if the Optionee remained employed by the Company to the full option term), or in the case of death of the Optionee, by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee; provided, however, to the extent that any Option which was an Incentive Option is exercised at a time when it no longer qualifies as an Incentive Option, then, without further action on the part of the Committee or the option holder, such Incentive Option shall be deemed a Nonqualified Option.

   k. LIMIT ON VALUE OF INCENTIVE OPTION. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000, unless otherwise changed by the Code.

7. TERM OF PLAN.

   No Option shall be granted under the Plan on or after [      ], 2014(1), but
the term of Options theretofore granted may extend beyond that date.

8. ASSUMPTION OF OPTIONS BY SUCCESSORS; ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

    a.  Except as otherwise provided in Section 6(c) hereof, in the event of
(i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company), (ii) the sale of all or substantially all of the assets of the Company, or (iii) any other merger, consolidation, acquisition of property or stock, separation or reorganization of or from the Company wherein the stockholders of the Company give up all of their equity interest in the Company, except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company (each of the foregoing, a "Corporate Transaction"), all outstanding Options shall be assumed by the successor corporation, which assumption shall be binding on all Optionees. In the alternative, the successor corporation may substitute equivalent options or provide the same consideration to Optionees as was provided to stockholders in the Corporate Transaction (after taking into account the existing provisions of the Options). Should the successor corporation fail to assume all outstanding Options or to substitute equivalent options or provide similar consideration, the vesting of all outstanding Options shall be accelerated in full and all Options shall become immediately exercisable and the Options shall terminate if not exercised at or prior to the Corporate Transaction. If the exercise of the foregoing right by the holder of an Incentive Option would be deemed to result in a violation of the provisions of Subsection 6(k) of the Plan, then, without further act on the part of the Committee or the option holder, such Incentive Option shall be deemed a Nonqualified Option to the extent necessary to avoid any such violation.

   b. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Stock or subscription rights thereto, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, that if the outstanding Stock or the number of shares thereof outstanding shall at any time be changed or exchanged by or in connection with a stock dividend, stock split, reverse split or combination of shares, recapitalization, or similar

---------------
(1)   The date that is ten years from the effective date of the Plan.

change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company is distributed to the stockholders of the Company without consideration in a spin-off or other similar transaction, the number and kind of Stock subject to the Plan and subject to any Options theretofore granted, and the Option prices, shall be appropriately and equitably adjusted. Any adjustment affecting an Incentive Option shall satisfy the requirements of Section 424 of the Code.

   c. Adjustments under this Section 8 shall be made by the Committee whose determination as to what adjustments, if any, shall be made, and the extent thereof, shall be final.

9. PURCHASE FOR INVESTMENT.

   Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

10. TAXES.

   The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters. As a condition of exercise of an Option, each Optionee agrees that (i) no later than the date of exercise of such Option, such Optionee shall pay to the Company or make arrangements satisfactory to the Company regarding payment of all federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option; and (ii) the Company shall, to the extent required or permitted by law, have the right to deduct federal, state and local and employment taxes required or permitted by law to be withheld upon the exercise of such Option from payment of any kind otherwise due to such Optionee.

11. EFFECTIVE DATE OF PLAN.

   The Plan shall be effective on [      ], 2004, but no Options shall be
granted under the Plan until such time that the Plan shall be approved by majority vote of the Company's stockholders, which approval shall not be later
than [      ], 2005.

12. AMENDMENT AND TERMINATION.

   The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without his consent, and except that no amendments shall be made which, without the approval of the stockholders of the Company would:

   a. except as otherwise provided in Sections 8(b) and 13 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellation and re-grants of new Options;

   b. increase the number of shares that may be issued under the Plan, except as is provided in Sections 8 and 13;

   c. materially increase the benefits accruing to the Optionees under the Plan;

   d. materially modify the requirements as to eligibility for participation in the Plan;

   e. decrease the exercise price of an Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

   f. extend the term of any Option beyond that provided for in Section 6(b).

   Subject to the foregoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent.

13. DIVIDEND EQUIVALENTS.

   Simultaneously with the grant of any Option and under such terms and conditions as the Committee deems appropriate, the Committee may grant special dividend equivalent rights ("Dividend Equivalents") which amount shall be determined by multiplying the number of shares of Stock subject to an Option by the per-share cash dividend, or the per-share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on its Stock on a dividend payment date (other than the regular quarterly cash dividends of the Company). Unless otherwise determined by the Committee at grant, the Dividend Equivalents (i) shall have the same vesting schedule, if any, as the Options to which the Dividend Equivalents relate and (ii) shall be payable upon exercise of the Options to which the Dividend Equivalents relate. At the discretion of the Committee, Dividend Equivalents shall be credited to accounts on the Company's records for purposes of the Plan. Dividend Equivalents may be accrued as a cash obligation, or may be converted to shares of Stock for the Participant. The Committee shall determine whether any deferred Dividend Equivalents will accrue interest. The Committee may provide that an Optionee may use Dividend Equivalents to pay the Exercise Price. Dividend Equivalents may be payable in cash or shares of Stock or in a combination of the two, as determined by the Committee.

14. GOVERNMENT REGULATIONS.

   The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver Stock under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, or national securities exchanges and interdealer quotation systems as may be required.

15. GENERAL PROVISIONS.

   a. CERTIFICATES. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities laws, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

   b. CONTINUED SERVICE. The adoption of the Plan shall not confer upon any Optionee who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

   c. LIMITATION OF LIABILITY. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

   d. REGISTRATION OF STOCK. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or is, in the opinion of counsel to the Company, exempt therefrom. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Company may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

   e. GOVERNING LAW. The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such State's choice of law rules.

   f. INTERNAL REVENUE CODE OF 1986. All references herein to the Code shall be deemed references to the Code and to all Treasury Regulations promulgated thereunder.

                                 LONE STAR STEAKHOUSE & SALOON INC.


                                 _______________, 2004

                      LONE STAR STEAKHOUSE & SALOON, INC.
              SPECIAL MEETING OF STOCKHOLDERS - DECEMBER 15, 2004
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned stockholder of Lone Star Steakhouse & Saloon, Inc., a Delaware Corporation (the "Company"), hereby appoints Jamie B. Coulter and John
D. White with full power of substitution and to each substitute appointed pursuant to such power, as proxy or proxies, to cast all votes as designated hereon, which the undersigned stockholder is entitled to cast at the Special Meeting of the Stockholders (the "Special Meeting") of Lone Star Steakhouse & Saloon, Inc., to be held at 10:00 a.m., local time on December 15, 2004 at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP located at 65 East 55th Street, New York, New York 10022, and at any and all adjournments and postponements thereof, with all powers which the undersigned would possess if personally present (i) as designated below with respect to the matters set forth below and described in the accompanying Notice and Proxy Statement, and (ii) in their discretion with respect to any other business that may properly come before the Special Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned to others for such Special Meeting.

   This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted (1) FOR the adoption of the Company's 2004 Stock Option Plan; and
(2) in accordance with the discretion of the proxies or proxy with respect to any other business transacted at the Special Meeting.

   THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1. To adopt the Company's 2004 Stock Option Plan.

                         |_|FOR |_| AGAINST |_| ABSTAIN

-------------------------------------------------------------------------------
                                   (Continued and to be signed on reverse side)

THIS PROXY MAY BE REVOKED PRIOR TO THE TIME IT IS VOTED BY DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OR A PROXY BEARING A LATER DATE OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.



                                             Dated: _____________________, 2004

                                             ___________________________ (L.S.)
                                             (Signature)
                                             ___________________________ (L.S.)
                                             (Signature)

                                             Your signature should appear the
                                             same as your name appears hereon.
                                             In signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please indicate the capacity in
                                             which signing. When signing as
                                             joint tenants, all parties in the
                                             joint tenancy must sign. When a
                                             proxy is given by a corporation, it
                                             should be signed by an authorized
                                             officer and the corporate seal
                                             affixed. No postage is required if
                                             mailed in the United States.



                               PLEASE ACT PROMPTLY

                      PLEASE SIGN AND DATE THIS PROXY CARD
                  AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY